--------------------------------------------------------------------------------
FRONTIER FINANCIAL CORPORATION AND SUBSIDIARIES                     EXHIBIT 32.1
--------------------------------------------------------------------------------
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I,  John  J.  Dickson,   the  Chief  Executive  Officer  of  Frontier  Financial
Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of the Company for the quarter ended March 31, 2006 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



May 9, 2006                              /s/ John J. Dickson_
-----------                              --------------------
     Date                                President and Chief Executive Officer


                                      -34-